UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report
12 | 31 | 16

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

As high a rate of current income as Putnam Investment Management, LLC, believes is consistent with preservation of capital and maintenance of liquidity

Net asset value December 31, 2016

Class IA: $1.00	Class IB: $1.00

Total return at net asset value
			Lipper VP
			(Underlying
			Funds) — Money
(as of 12/31/16)	Class IA shares*	Class IB shares†	Market Funds

1 year	0.01%	0.01%	0.05%

5 years	0.05	0.05	0.10
Annualized	0.01	0.01	0.02

10 years	8.50	7.81	7.78
Annualized	0.82	0.75	0.75

Life	148.83	143.52	149.37
Annualized	3.20	3.13	3.22

Current rate (as of 12/31/16)

Current 7-day
yield (without
subsidy)	0.11%	–0.13%

Current 7-day
yield (with
subsidy)	0.11%	0.01%

For a portion of the periods, the fund had expense limitations or waivers, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Effective April 30, 2016, Putnam VT Money Market Fund was renamed Putnam VT Government Money Market Fund. Performance for periods prior to April 30, 2016, is based on the fund’s prior investment strategy, which allowed the fund to invest in a broader range of money market securities and did not require the fund to invest at least 99.5% of its total assets in cash, U.S. government securities, and repurchase agreements fully collateralized by U.S. government securities or cash.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

Putnam VT Government Money Market Fund	1

Report from your fund’s managers

What was the money market environment like during the 12-month reporting period ended December 31, 2016?

The interest-rate environment and the Securities and Exchange Commission’s [SEC] money market fund reforms, which took effect on October 14, 2016, influenced the cash management landscape considerably during the reporting period. With the markets speculating about the timing of the Federal Reserve’s next interest-rate hike, the monthly London Interbank Offered Rate [LIBOR] rose 29 basis points, or nearly a third of a percentage point, from January 2016 through December 2016. [LIBOR is a widely followed benchmark rate that the world’s largest banks use in determining rates for interbank loans.]

However, the LIBOR increase was not mirrored in the yields offered by U.S. government securities due to the effect of the money market industry’s implementation of SEC reforms and higher demand from international investors in Europe and Japan, where sovereign debt yields are lower and, in some cases, negative. Accordingly, with strong demand for these securities, U.S. Treasuries and government agency notes did not experience the same interest-rate increases as short-term credit instruments, such as commercial paper.

What was your investment approach in this environment?

As money fund managers worked to ensure compliance with the new SEC regulations, investor preferences changed during the transition, and billions of dollars shifted from prime money market funds to government money market funds, which continue to seek to maintain a stable $1.00 net asset value [NAV]. To accommodate such withdrawals, prime money market funds held higher levels of cash to meet redemptions — squeezing credit and decreasing demand for short-term debt issued by companies, banks, and municipalities. Ultimately, these developments contributed to higher short-term interest rates and borrowing costs for those short-term credit securities.

These developments greatly affected how we positioned Putnam VT Government Money Market’s portfolio during the period. Ironically, the demand for short-term U.S. government securities pushed their yields lower than what we might expect in an environment where the Fed could be raising interest rates. Due to our expectations that the Fed was likely to raise interest rates in the near future, the fund’s weighted average maturity [WAM] was shorter during the reporting period than we would normally target. [WAM represents the average life of all the money market securities held in the portfolio.] On December 31, 2016, the portfolio’s WAM was 26 days — below that of the average of its Lipper peers.

Which holdings exemplified your strategy during the reporting period?

Beginning April 30, 2016, the fund is required to invest at least 99.5% of its assets in cash, U.S. government securities (such as Treasury bills and notes and agency securities, such as those issued by the Federal National Mortgage Association), and repurchase agreements that are backed by U.S. government securities or cash. The fund is not subject to liquidity fees and redemption gates. During the reporting period, we focused on repurchase agreements that were backed by the U.S. Treasury or agency mortgage-backed securities that matured on an overnight basis. These offered attractive yields compared with Treasury or agency instruments with maturities of one to six months. As opportunities arose throughout the reporting period, we did find value in purchasing fixed U.S. government agency notes with six- to nine-month maturities and floating-rate instruments maturing in the one-year maturity range.

What is your outlook for short-term interest rates?

The Fed raised its benchmark interest rate to a range of 0.50% to 0.75% at its December 2016 meeting. The Fed added that with inflation expectations increasing and the labor market tightening, the central bank projected three quarter-point increases in 2017. With that said, uncertainties remain as it relates to the incorporation of new policy under the incoming administration, and how fiscal policy in particular will affect inflationary pressures and economic growth in the United States. As a result, we believe the Fed is waiting for more clarity on the fiscal policy outlook. We also believe short-term government rates will feel some pressure during the course of 2017 from the debt ceiling being reinstated. However, we expect this to be temporary and not restrict the Fed from being able to enact its policy objectives.

Against this backdrop, we will continue to pursue strategies that help us maintain a stable $1.00 NAV while searching for attractive income opportunities from the highest-quality short-term investments.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The values of money market investments usually rise and fall in response to changes in interest rates. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

2	Putnam VT Government Money Market Fund

Your fund’s managers

Portfolio Manager Joanne M. Driscoll, CFA, joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Government Money Market Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.43%	0.68%

Annualized expense ratio for the six-month
period ended 12/31/16*†	0.37%	0.38%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$1.86	$1.91	$1.88	$1.93

Ending value
(after
expenses)	$1,000.10	$1,000.10	$1,023.28	$1,023.23

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Government Money Market Fund (formerly VT Money Market Fund):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Government Money Market Fund (formerly VT Money Market Fund) (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2017

Putnam VT Government Money Market Fund	5

The fund’s portfolio 12/31/16

REPURCHASE AGREEMENTS (69.5%)*	Principal amount	Value

Interest in $160,000,000 joint tri-party term
repurchase agreement dated 12/29/16 with
Citigroup Global Markets, Inc. due 1/5/17 —
maturity value of $2,250,249 for an effective
yield of 0.570% (collateralized by various
U.S. Treasury notes with coupon rates
ranging from 1.500% to 2.125% and due
dates ranging from 12/31/18 to 11/30/23,
valued at $163,200,016)	$2,250,000	$2,250,000

Interest in $181,326,000 joint tri-party
repurchase agreement dated 12/30/16
with Citigroup Global Markets, Inc. due 1/3/17 —
maturity value of $25,001,472 for an effective
yield of 0.530% (collateralized by various U.S.
Treasury notes with coupon rates ranging from
0.875% to 3.625% and due dates ranging from
2/28/19 to 8/15/19, valued at $184,952,531)	25,000,000	25,000,000

Interest in $24,191,000 tri-party repurchase
agreement dated 12/30/16 with Goldman,
Sachs & Co. due 1/3/17 — maturity value of
$24,192,183 for an effective yield of 0.440%
(collateralized by various mortgage backed
securities with coupon rates ranging from
3.500% to 6.500% and due dates ranging
from 3/1/26 to 12/1/46, valued at $24,674,820)	24,191,000	24,191,000

Interest in $218,293,000 joint tri-party
repurchase agreement dated 12/30/16 with
Merrill Lynch, Pierce, Fenner and Smith Inc.
due 1/3/17 — maturity value of $25,001,389 for
an effective yield of 0.500% (collateralized by
various mortgage backed securities with
coupon rates ranging from 3.000% to 3.500%
and a due date of 12/1/46, valued
at $222,658,861)	25,000,000	25,000,000

Total repurchase agreements (cost $76,441,000)		$76,441,000

U.S. GOVERNMENT
AGENCY OBLIGATIONS		Maturity	Principal
(22.0%)*	Yield (%)	date	amount	Value

Federal Farm Credit Banks
Funding Corporation
discount notes	0.806	10/17/17	$695,000	$690,537

Federal Farm Credit Banks
Funding Corporation
discount notes	0.654	9/6/17	1,000,000	995,522

Federal Farm Credit Banks
Funding Corporation
discount notes	0.534	6/23/17	1,000,000	997,443

Federal Farm Credit Banks
Funding Corporation
unsec. FRB, Ser. 1	0.905	10/13/17	1,000,000	1,000,369

Federal Home Loan Banks
unsec. discount notes	0.526	3/2/17	350,000	349,694

Federal Home Loan Banks
unsec. discount notes	0.607	2/10/17	1,625,000	1,623,910

Federal Home Loan Banks
unsec. FRB	0.905	9/7/17	1,000,000	1,001,727

Federal Home Loan Banks
unsec. FRB	1.131	11/2/17	1,250,000	1,251,010

Federal Home Loan Banks
unsec. FRB	1.267	12/5/17	1,400,000	1,399,751

U. S. GOVERNMENT
AGENCY OBLIGATIONS		Maturity	Principal
(22.0%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan
Mortgage Corporation
unsec. discount notes	0.623	9/1/17	$335,000	$333,598

Federal Home Loan
Mortgage Corporation
unsec. discount notes	0.491	5/15/17	1,000,000	998,176

Federal Home Loan
Mortgage Corporation
unsec. discount notes	0.551	3/27/17	1,000,000	998,701

Federal Home Loan
Mortgage Corporation
unsec. discount notes	0.501	2/17/17	1,000,000	999,347

Federal Home Loan
Mortgage Corporation
unsec. discount
notes Ser. RB	0.491	5/30/17	1,000,000	997,972

Federal Home Loan
Mortgage Corporation
unsec. FRN	0.453	4/20/17	500,000	500,006

Federal Home Loan
Mortgage Corporation
unsec. notes	0.638	4/18/17	705,000	714,299

Federal Home Loan
Mortgage Corporation
unsec. notes	0.905	7/14/17	1,000,000	1,000,043

Federal Home Loan
Mortgage Corporation
unsec. notes Ser. 0001	0.905	5/26/17	1,000,000	1,000,818

Federal National
Mortgage Association
unsec. discount notes	0.652	7/3/17	700,000	697,687

Federal National
Mortgage Association
unsec. FRN	1.584	1/26/17	1,750,000	1,750,038

Federal National
Mortgage Association
unsec. FRN	1.629	10/5/17	1,800,000	1,799,575

Federal National
Mortgage Association
unsec. FRN, Ser. 1	1.041	9/8/17	1,150,000	1,149,807

Federal National
Mortgage Association
unsec. notes	0.626	4/27/17	692,000	693,366

Federal National
Mortgage Association
unsec. notes	1.172	4/20/17	1,295,000	1,295,790

Total U.S. government agency obligations
(cost $24,239,186)			$24,239,186

U. S. TREASURY		Maturity	Principal
OBLIGATIONS (8.9%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.545	5/11/17	$1,000,000	$998,063

U.S. Treasury Bills	0.586	5/4/17	1,000,000	998,032

U.S. Treasury Bills	0.569	4/20/17	1,000,000	998,304

U.S. Treasury Bills	0.539	3/9/17	1,000,000	999,013

U.S. Treasury FRN	0.828	1/31/18	1,150,000	1,151,785

U.S. Treasury FRN	0.746	4/30/18	1,150,000	1,150,269

U.S. Treasury FRN	0.730	7/31/18	1,000,000	999,825

U.S. Treasury FRN	0.686	10/31/18	1,000,000	999,954

U.S. Treasury FRN	0.640	1/31/17	1,500,000	1,499,998

Total U. S. treasury obligations (cost $9,795,243)				$9,795,243

Total investments (cost $110,475,429)			$110,475,429

6	Putnam VT Government Money Market Fund

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $110,038,343.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Repurchase agreements	$—	$76,441,000	$—

U. S. government agency obligations	—	24,239,186	—

U. S. treasury obligations	—	9,795,243	—

Totals by level	$—	$110,475,429	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Putnam VT Government Money Market Fund	7

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $34,034,429)	$34,034,429

Repurchase agreements (identified cost $76,441,000)	76,441,000

Cash	739

Interest and other receivables	74,384

Receivable for shares of the fund sold	133,509

Total assets	110,684,061

Liabilities

Payable for shares of the fund repurchased	427,361

Payable for compensation of Manager (Note 2)	20,476

Payable for custodian fees (Note 2)	5,979

Payable for investor servicing fees (Note 2)	19,920

Payable for Trustee compensation and expenses (Note 2)	104,951

Payable for administrative services (Note 2)	1,148

Payable for distribution fees (Note 2)	2,297

Payable for auditing and tax fees	44,176

Distributions payable to shareholders	477

Other accrued expenses	18,933

Total liabilities	645,718

Net assets	$110,038,343

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$110,041,621

Accumulated net realized loss on investments (Note 1)	(3,278)

Total — Representing net assets applicable to capital shares outstanding	$110,038,343

Computation of net asset value Class IA

Net assets	$55,914,619

Number of shares outstanding	55,916,315

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net assets	$54,123,724

Number of shares outstanding	54,125,293

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Government Money Market Fund

Statement of operations
Year ended 12/31/16

Investment income

Interest (including interest income of $1,834 from investments in affiliated issuers) (Note 5)	$463,897

Total investment income	463,897

Expenses

Compensation of Manager (Note 2)	342,703

Investor servicing fees (Note 2)	83,900

Custodian fees (Note 2)	9,452

Trustee compensation and expenses (Note 2)	8,657

Distribution fees (Note 2)	146,771

Administrative services (Note 2)	3,448

Auditing and tax fees	44,626

Other	47,568

Fees waived and reimbursed by Manager (Note 2)	(238,121)

Total expenses	449,004

Expense reduction (Note 2)	(3)

Net expenses	449,001

Net investment income	14,896

Net realized loss on investments (Notes 1 and 3)	(3,124)

Net loss on investments	(3,124)

Net increase in net assets resulting from operations	$11,772

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Decrease in net assets

Operations

Net investment income	$14,896	$14,053

Net realized loss on investments	(3,124)	(154)

Net increase in net assets resulting from operations	11,772	13,899

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(8,774)	(6,939)

Class IB	(6,122)	(7,114)

Decrease from capital share transactions (Note 4)	(18,380,826)	(25,565,054)

Total decrease in net assets	(18,383,950)	(25,565,208)

Net assets

Beginning of year	128,422,293	153,987,501

End of year	$110,038,343	$128,422,293

The accompanying notes are an integral part of these financial statements.

Putnam VT Government Money Market Fund	9

Financial highlights (For a common share outstanding throughout the period)

					LESS					RATIOS AND SUPPLEMENTAL
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non- recurring payment	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[a,c,d]	Ratio of net investment income (loss) to average net assets (%)[d]

Class IA

12/31/16	$1.00	.0001	(.0001)	— [e]	(.0001)	(.0001)	—	$1.00	.01	$55,915	. 37.01

12/31/15	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	64,790.19		.01

12/31/14	1.00	.0001	—	.0001	(.0001)	(.0001)	.0017 [f]	1.00	.01	75,352.13		.01

12/31/13	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	85,017.16		.01

12/31/12	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	99,707.24		.01

Class IB

12/31/16	$1.00	.0001	(.0001)	— e	(.0001)	(.0001)	—	$1.00	.01	$54,124	. 38.01

12/31/15	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	63,632.19		.01

12/31/14	1.00	.0001	—	.0001	(.0001)	(.0001)	.0016 [f]	1.00	.01	78,635.13		.01

12/31/13	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	91,523.16		.01

12/31/12	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	—	1.00	.01	114,339.24		.01

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Class IA	0.08%	0.24%	0.32%	0.30%	0.22%

Class IB	0.32	0.49	0.57	0.55	0.47

e Amount represents less than $0.0001 per share.

f Reflects a voluntary non-recurring payment from Putnam Investments (Note 5).

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Government Money Market Fund

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT Government Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to April 30, 2016, the fund was known as Putnam VT Money Market Fund. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The fund invests mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which the fund invests may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the SEC. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken

Putnam VT Government Money Market Fund	11

in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2016, the fund had a capital loss carryover of $3,278 available, to the extent allowed by the Code, to offset future net capital gain.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$472
Capital loss carryforward	(3,278)

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 35.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.286% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $238,121 as a result of this waiver, which includes $144,495 of class IB specific distribution fees from the fund, and the net yield at the close of the reporting period was 0.01%.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$42,825
Class IB	41,075

Total	$83,900

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $88, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $19,089,262,887 and $19,107,042,625, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

12	Putnam VT Government Money Market Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	21,965,708	$21,965,708	30,005,536	$30,005,536	13,173,668	$13,173,668	17,702,158	$17,702,158

Shares issued in connection with
reinvestment of distributions	8,430	8,430	6,939	6,939	6,122	6,122	7,114	7,114

	21,974,138	21,974,138	30,012,475	30,012,475	13,179,790	13,179,790	17,709,272	17,709,272

Shares repurchased	(30,848,319)	(30,848,319)	(40,574,145)	(40,574,145)	(22,686,435)	(22,686,435)	(32,712,656)	(32,712,656)

Net decrease	(8,874,181)	$(8,874,181)	(10,561,670)	$(10,561,670)	(9,506,645)	$(9,506,645)	(15,003,384)	$(15,003,384)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity
Fund*	$2,875,967	$—	$2,875,967	$1,834	$—

Totals	$2,875,967	$—	$2,875,967	$1,834	$—

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. During the reporting period ended December 31, 2014, Putnam Investments made a voluntary non-recurring payment totaling $252,053 to the fund. No shares of the fund were issued to Putnam Investments in connection with this payment and Putnam Investments has no claim on the fund’s assets in respect of the amount of the payment.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global		Merrill Lynch, Pierce,
	Markets, Inc.	Goldman, Sachs & Co.	Fenner and Smith Inc.	Total

Assets:

Repurchase agreements**	$27,250,000	$24,191,000	$25,000,000	$76,441,000

Total Assets	$27,250,000	$24,191,000	$25,000,000	$76,441,000

Total Financial and Derivative Net Assets	$27,250,000	$24,191,000	$25,000,000	$76,441,000

Total collateral received (pledged)†##	$27,250,000	$24,191,000	$25,000,000

Net amount	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8 — Note regarding recent Securities and Exchange Commission (“SEC”) rule amendments

In connection with the SEC’s amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs money market funds, the Board of Trustees of the fund approved the conversion of the fund to a “government money market fund,” as defined by Rule 2a-7. This conversion resulted in changes to the fund’s investment strategies and the fund’s name. Effective as of April 30, 2016, the fund was renamed Putnam VT Government Money Market Fund and invests at least 99.5% of its total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The Board also approved a policy pursuant to which, under normal circumstances, the fund will invest at least 80% of its net assets in U.S. government securities and repurchase agreements that are collateralized by U.S. government securities. Prior to April 30, 2016, Putnam VT Government Money Market Fund was known as Putnam VT Money Market Fund and invested in a broader range of money market securities. The fund continues to maintain a net asset value of $1.00 per share.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in ºa format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Putnam VT Government Money Market Fund	13

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

14	Putnam VT Government Money Market Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Government Money Market Fund	15

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16	Putnam VT Government Money Market Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Government Money Market Fund	17

This report has been prepared for the shareholders		H517
of Putnam VT Government Money Market Fund.	VTAN039 304271	2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$41,351	$ —	$3,207	$ —
December 31, 2015	$40,107	$ —	$3,114	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $562,961 and $745,707 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017